Exhibit 32.2

Exhibit under line (32) of Item 601 of Regulation S-K accompanying this Report on Form 10-K pursuant to Securities and Exchange

Commission Release No. 33-8238 et al. and not deemed filed herewith:

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Form 10-K of MQ Associates, Inc. (“the “Company”) for the year ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Thomas C. Gentry, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that based upon my knowledge:

(1)                                  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)                                  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Thomas C. Gentry
Thomas C. Gentry
Chief Financial Officer
March 29, 2004

A signed original of this written statement required by Section 906 has been provided to MQ Associates, Inc. and will be retained by MQ Associates, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.